United States

Securities And Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2017

Landmark Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-33203	43-1930755
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Poyntz Avenue

Manhattan, Kansas 66502

(Address of principal executive offices) (Zip code)

(785) 565-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On January 17, 2017, Landmark Bancorp, Inc. (the “Company”) issued a press release announcing that it will release earnings for the fourth quarter of 2016 after the market closes on January 30, 2017 and that it has scheduled a conference call on January 31, 2017 at 10:00 a.m. (CT) to discuss these results. The details regarding the conference call are included in the press release which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated January 17, 2017

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2017	Landmark Bancorp, Inc.

	By:	/s/ Mark A. Herpich
	Name:	Mark A. Herpich
	Title:	Vice President, Secretary, Treasurer and Chief Financial Officer